EXHIBIT 32.3

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the Quarterly Report on Form 10-Q of Northern Tier Energy LLC (the “Company”) for the period ended September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mario E. Rodriguez, Chief Executive Officer and Director of Northern Tier Energy LLC, hereby certify, to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2012	/s/ Mario E. Rodriguez
Mario E. Rodriguez
Chief Executive Officer and Director